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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINA, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement No. 2-89230 of FINA, Inc. on Form S-8 of our report dated May 12, 2000, appearing in this Annual Report on Form 11-K of the FINA Capital Accumulation Plan for the year ended December 31, 1999.

ARTHUR ANDERSEN LLP

Dallas, Texas
June 28, 2000